Exhibit 10.2

Eighth Amendment
To
Wholesale Product Purchase Agreement

This Eighth Amendment to Wholesale Product Purchase Agreement (this “Eighth Amendment” is made as of the date the last Party executes this Eighth (the “Amendment Effective Date”), by and between Priority Healthcare Distribution, Inc., doing business as CuraScript SD Specialty Distribution, a Florida corporation having offices at 255 Technology Park, Lake Mary, Florida 32746 (“Distributor”), and United Therapeutics Corporation (“UT”), a Delaware corporation having offices at 1040 Spring Street, Silver Spring, Maryland. Distributor and UT are each referred to in this Agreement as a “Party,” collectively, the “Parties.”
WHEREAS, the Parties entered into that certain Wholesale Product Purchase Agreement dated as of January 1, 2018, as amended, (the “Agreement”); and
WHEREAS, the Parties desire to amend the Agreement as provided herein, with effect from the Amendment Effective Date.
NOW THEREFORE, in consideration of the mutual agreements and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, hereby agree as follows:

1.	Section 2.7, Purchase Discount, is hereby deleted in its entirety.

2.	Except as amended and supplemented hereby, all of the terms and conditions of the Agreement shall remain and continue in full force and effect and apply hereto.

[signature page follows]

IN WITNESS WHEREOF, each of the undersigned, duly authorized, has executed this Eighth Amendment, effective as of the Amendment Effective Date.

PRIORITY HEALTHCARE DISTRIBUTION, INC. DOING BUSINESS AS CURASCRIPT SD SPECIALTY DISTRIBUTION

By:   /s/ Earl English

Print Name: Earl English
Title: President, CuraScript SD
Date: 05/13/2020 / 10:15 AM CDT

UNITED THERAPEUTICS CORPORATION By: /s/ Kevin T. Gray Print Name: Kevin Gray Title: SVP, Strategic Operations Date: 13-May-2020 / 12:04:23 PM EDT

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